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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2

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Section 7.3 Indenture                                                           Distribution Date:                        6/15/2000
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
(I)      Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                                                                       0.00
              Class B Principal Payment                                                                                       0.00
              Class C Principal Payment                                                                                       0.00
                          Total

         Amount of the distribution allocable to the principal on the Notes per
                 $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                                                                       0.00
              Class B Principal Payment                                                                                       0.00
              Class C Principal Payment                                                                                       0.00

                          Total

(ii)     Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                                                                       5,132,437.50
              Class B Note Interest Requirement                                                                         439,973.96
              Class C Note Interest Requirement                                                                         598,067.39
                          Total                                                                                       6,170,478.85

         Amount of the distribution allocable to the interest on the Notes per
                 $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                                                                            5.70271
              Class B Note Interest Requirement                                                                            5.86632
              Class C Note Interest Requirement                                                                            6.20215

(iii)    Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                                                                           900,000,000
              Class B Note Principal Balance                                                                            75,000,000
              Class C Note Principal Balance                                                                            96,429,000

(iv)     Amount on deposit in Owner Trust Spread Account                                                             10,714,290.00

(v)      Required Owner Trust Spread Account Amount                                                                  10,714,290.00
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                                         By:
                                                        -----------------------

                                         Name:          Patricia M. Garvey
                                         Title:         Vice President